                                                                   EXHIBIT 99.14

[MERRILL LYNCH LOGO]                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $192,823,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                       [WELLS FARGO BANK MINNESOTA, N.A.]
                                    TRUSTEE

                                  JUNE 23, 2004

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

1.EXPECTED S&P BB LOSS %                   5.44%
           Fixed 2nd      18.75             1.02

2.% LOSS OF "BB" CLASS - PRINC

M-1                                                   Libor forward - 50
                                               100%                 125%                 150%
S&P Loss Ramp*                                        S&P Prepay Ramp**
---------------------------------------------------------------------------------------------
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
1.00%              CumLosses    2,047,929.27(1.00%)   2,047,929.27(1.00%) 2,047,929.27(1.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
2.00%              CumLosses    4,095,858.53(2.00%)   4,095,858.53(2.00%) 4,095,858.53(2.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
3.00%              CumLosses    6,143,787.80(3.00%)   6,143,787.80(3.00%) 6,143,787.80(3.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
4.00%              CumLosses    8,191,717.07(4.00%)   8,191,717.07(4.00%) 8,191,717.07(4.00%)

M-1                                                  Libor forward
                                              100%                   125%                 150%
S&P Loss Ramp*                                       S&P Prepay Ramp
----------------------------------------------------------------------------------------------
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
1.00%              CumLosses    2,047,929.27(1.00%)  2,047,929.27(1.00%)   2,047,929.27(1.00%)
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
2.00%              CumLosses    4,095,858.53(2.00%)  4,095,858.53(2.00%)   4,095,858.53(2.00%)
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
3.00%              CumLosses    6,143,787.80(3.00%)  6,143,787.80(3.00%)   6,143,787.80(3.00%)
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
4.00%              CumLosses    8,191,717.07(4.00%)  8,191,717.07(4.00%)   8,191,717.07(4.00%)

M-1                                                   Libor forward +200
                                              100%                   125%                   150%
S&P Loss Ramp*                                        S&P Prepay Ramp
-----------------------------------------------------------------------------------------------
                Prin Writedown  0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
1.00%              CumLosses    2,047,929.27(1.00%)   2,047,929.27(1.00%)     2,047,929.27(1.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
2.00%              CumLosses    4,095,858.53(2.00%)   4,095,858.53(2.00%)     4,095,858.53(2.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
3.00%              CumLosses    6,143,787.80(3.00%)   6,143,787.80(3.00%)     6,143,787.80(3.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
4.00%              CumLosses    8,191,717.07(4.00%)   8,191,717.07(4.00%)     8,191,717.07(4.00%)

M-1                                                 Libor forward + 400
                                              100%                125%                150%
S&P Loss Ramp*                                      S&P Prepay Ramp
------------------------------------------------------------------------------------------
                Prin Writedown  0.00(0.00%)         0.00(0.00%)         0.00(0.00%)
1.00%              CumLosses    2,047,929.27(1.00%) 2,047,929.27(1.00%) 2,047,929.27(1.00%)
                Prin Writedown  0.00(0.00%)         0.00(0.00%)         0.00(0.00%)
2.00%              CumLosses    4,095,858.53(2.00%) 4,095,858.53(2.00%) 4,095,858.53(2.00%)
                Prin Writedown  0.00(0.00%)         0.00(0.00%)         0.00(0.00%)
3.00%              CumLosses    6,143,787.80(3.00%) 6,143,787.80(3.00%) 6,143,787.80(3.00%)
                Prin Writedown  0.00(0.00%)         0.00(0.00%)         0.00(0.00%)
4.00%              CumLosses    8,191,717.07(4.00%) 8,191,717.07(4.00%) 8,191,717.07(4.00%)

M-2                                                   Libor forward - 50
                                                100%                 125%                150%
S&P Loss Ramp*                                        S&P Prepay Ramp**
-----------------------------------------------------------------------------------------------
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
1.00%              CumLosses    2,047,929.27(1.00%)   2,047,929.27(1.00%) 2,047,929.27(1.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
2.00%              CumLosses    4,095,858.53(2.00%)   4,095,858.53(2.00%) 4,095,858.53(2.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
3.00%              CumLosses    6,143,787.80(3.00%)   6,143,787.80(3.00%) 6,143,787.80(3.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
4.00%              CumLosses    8,191,717.07(4.00%)   8,191,717.07(4.00%) 8,191,717.07(4.00%)

M-2                                                  Libor forward
                                              100%                  125%                  150%
S&P Loss Ramp*                                       S&P Prepay Ramp
----------------------------------------------------------------------------------------------
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
1.00%              CumLosses    2,047,929.27(1.00%)  2,047,929.27(1.00%)   2,047,929.27(1.00%)
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
2.00%              CumLosses    4,095,858.53(2.00%)  4,095,858.53(2.00%)   4,095,858.53(2.00%)
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
3.00%              CumLosses    6,143,787.80(3.00%)  6,143,787.80(3.00%)   6,143,787.80(3.00%)
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
4.00%              CumLosses    8,191,717.07(4.00%)  8,191,717.07(4.00%)   8,191,717.07(4.00%)

M-2                                                   Libor forward +200
                                              100%                   125%                   150%
S&P Loss Ramp*                                        S&P Prepay Ramp
-----------------------------------------------------------------------------------------------
                Prin Writedown  0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
1.00%              CumLosses    2,047,929.27(1.00%)   2,047,929.27(1.00%)     2,047,929.27(1.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
2.00%              CumLosses    4,095,858.53(2.00%)   4,095,858.53(2.00%)     4,095,858.53(2.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
3.00%              CumLosses    6,143,787.80(3.00%)   6,143,787.80(3.00%)     6,143,787.80(3.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
4.00%              CumLosses    8,191,717.07(4.00%)   8,191,717.07(4.00%)     8,191,717.07(4.00%)

M-2                                                     Libor forward + 400
                                                   100%               125%                150%
S&P Loss Ramp*                                          S&P Prepay Ramp
----------------------------------------------------------------------------------------------
                Prin Writedown      0.00(0.00%)         0.00(0.00%)         0.00(0.00%)
1.00%              CumLosses        2,047,929.27(1.00%) 2,047,929.27(1.00%) 2,047,929.27(1.00%)
                Prin Writedown      0.00(0.00%)         0.00(0.00%)         0.00 (0.00%)
2.00%              CumLosses        4,095,858.53(2.00%) 4,095,858.53(2.00%) 4,095,858.53(2.00%)
                Prin Writedown      0.00(0.00%)         0.00(0.00%)         0.00 (0.00%)
3.00%              CumLosses        6,143,787.80(3.00%) 6,143,787.80(3.00%) 6,143,787.80(3.00%)
                Prin Writedown      0.00(0.00%)         0.00(0.00%)         0.00(0.00%)
4.00%              CumLosses        8,191,717.07(4.00%) 8,191,717.07(4.00%) 8,191,717.07(4.00%)


B-1                                                   Libor forward - 50
                                               100%                  125%                150%
S&P Loss Ramp*                                        S&P Prepay Ramp**
----------------------------------------------------------------------------------------------
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
1.00%              CumLosses    2,047,929.27(1.00%)   2,047,929.27(1.00%) 2,047,929.27(1.00%)
                Prin Writedown  0.00 (0.00%)          0.00(0.00%)         0.00(0.00%)
2.00%              CumLosses    4,095,858.53(2.00%)   4,095,858.53(2.00%) 4,095,858.53(2.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
3.00%             CumLosses     6,143,787.80(3.00%)   6,143,787.80(3.00%) 6,143,787.80(3.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
4.00%             CumLosses     8,191,717.07(4.00%)   8,191,717.07(4.00%) 8,191,717.07(4.00%)

B-1                                                    Libor forward
                                                100%                  125%                  150%
S&P Loss Ramp*                                         S&P Prepay Ramp
-----------------------------------------------------------------------------------------------
                Prin Writedown    0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
1.00%              CumLosses      2,047,929.27(1.00%)  2,047,929.27(1.00%)   2,047,929.27(1.00%)
                Prin Writedown    0.00(0.00%)          0.00 (0.00%)          0.00 (0.00%)
2.00%              CumLosses      4,095,858.53(2.00%)  4,095,858.53(2.00%)   4,095,858.53(2.00%)
                Prin Writedown    0.00(0.00%)          0.00(0.00%)           0.00 (0.00%)
3.00%             CumLosses       6,143,787.80(3.00%)  6,143,787.80(3.00%)   6,143,787.80(3.00%)
                Prin Writedown    0.00(0.00%)          0.00(0.00%)           0.00 (0.00%)
4.00%             CumLosses       8,191,717.07(4.00%)  8,191,717.07(4.00%)   8,191,717.07(4.00%)

B-1                                                    Libor forward +200
                                               100%                   125%                   150%
S&P Loss Ramp*                                         S&P Prepay Ramp
-------------------------------------------------------------------------------------------------
                Prin Writedown   0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
1.00%              CumLosses     2,047,929.27(1.00%)   2,047,929.27(1.00%)     2,047,929.27(1.00%)
                Prin Writedown   0.00 (0.00%)          0.00 (0.00%)            0.00(0.00%)
2.00%              CumLosses     4,095,858.53(2.00%)   4,095,858.53(2.00%)     4,095,858.53(2.00%)
                Prin Writedown   0.00(0.00%)           0.00 (0.00%)            0.00(0.00%)
3.00%             CumLosses      6,143,787.80(3.00%)   6,143,787.80(3.00%)     6,143,787.80(3.00%)
                Prin Writedown   0.00(0.00%)           0.00 (0.00%)            0.00(0.00%)
4.00%             CumLosses      8,191,717.07(4.00%)   8,191,717.07(4.00%)     8,191,717.07(4.00%)

B-1                                                    Libor forward + 400
                                                  100%                125%               150%
S&P Loss Ramp*                                         S&P Prepay Ramp
----------------------------------------------------------------------------------------------
                Prin Writedown     0.00 (0.00%)        0.00 (0.00%)        0.00(0.00%)
1.00%              CumLosses       2,047,929.27(1.00%) 2,047,929.27(1.00%) 2,047,929.27(1.00%)
                Prin Writedown     0.00 (0.00%)        0.00 (0.00%)        0.00 (0.00%)
2.00%              CumLosses       4,095,858.53(2.00%) 4,095,858.53(2.00%) 4,095,858.53(2.00%)
                Prin Writedown     0.00 (0.00%)        0.00 (0.00%)        0.00 (0.00%)
3.00%             CumLosses        6,143,787.80(3.00%) 6,143,787.80(3.00%) 6,143,787.80(3.00%)
                Prin Writedown     0.00 (0.00%)        0.00 (0.00%)        0.00 (0.00%)
4.00%             CumLosses        8,191,717.07(4.00%) 8,191,717.07(4.00%) 8,191,717.07(4.00%)

B-2                                                   Libor forward - 50
                                               100%                  125%                150%
S&P Loss Ramp*                                        S&P Prepay Ramp**
-----------------------------------------------------------------------------------------------
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
1.00%              CumLosses    2,047,929.27(1.00%)   2,047,929.27(1.00%) 2,047,929.27(1.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
2.00%              CumLosses    4,095,858.53(2.00%)   4,095,858.53(2.00%) 4,095,858.53(2.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
3.00%             CumLosses     6,143,787.80(3.00%)   6,143,787.80(3.00%) 6,143,787.80(3.00%)
                Prin Writedown  0.00(0.00%)           0.00(0.00%)         0.00(0.00%)
4.00%             CumLosses     8,191,717.07(4.00%)   8,191,717.07(4.00%) 8,191,717.07(4.00%)

B-2                                                  Libor forward
                                              100%                 125%                  150%
S&P Loss Ramp*                                       S&P Prepay Ramp
-----------------------------------------------------------------------------------------------
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
1.00%              CumLosses    2,047,929.27(1.00%)  2,047,929.27(1.00%)   2,047,929.27(1.00%)
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
2.00%              CumLosses    4,095,858.53(2.00%)  4,095,858.53(2.00%)   4,095,858.53(2.00%)
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
3.00%             CumLosses     6,143,787.80(3.00%)  6,143,787.80(3.00%)   6,143,787.80(3.00%)
                Prin Writedown  0.00(0.00%)          0.00(0.00%)           0.00(0.00%)
4.00%             CumLosses     8,191,717.07(4.00%)  8,191,717.07(4.00%)   8,191,717.07(4.00%)

B-2                                                    Libor forward + 200
                                               100%                   125%                   150%
S&P Loss Ramp*                                         S&P Prepay Ramp
-------------------------------------------------------------------------------------------------
                Prin Writedown   0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
1.00%              CumLosses     2,047,929.27(1.00%)   2,047,929.27(1.00%)     2,047,929.27(1.00%)
                Prin Writedown   0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
2.00%              CumLosses     4,095,858.53(2.00%)   4,095,858.53(2.00%)     4,095,858.53(2.00%)
                Prin Writedown   0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
3.00%             CumLosses      6,143,787.80(3.00%)   6,143,787.80(3.00%)     6,143,787.80(3.00%)
                Prin Writedown   0.00(0.00%)           0.00(0.00%)             0.00(0.00%)
4.00%             CumLosses      8,191,717.07(4.00%)   8,191,717.07(4.00%)     8,191,717.07(4.00%)

B-2                                                   Libor forward + 400
                                                100%                125%                150%
S&P Loss Ramp*                                        S&P Prepay Ramp
---------------------------------------------------------------------------------------------
                Prin Writedown    0.00(0.00%)         0.00(0.00%)         0.00(0.00%)
1.00%              CumLosses      2,047,929.27(1.00%) 2,047,929.27(1.00%) 2,047,929.27(1.00%)
                Prin Writedown    0.00(0.00%)         0.00(0.00%)         0.00(0.00%)
2.00%              CumLosses      4,095,858.53(2.00%) 4,095,858.53(2.00%) 4,095,858.53(2.00%)
                Prin Writedown    0.00(0.00%)         0.00(0.00%)         0.00(0.00%)
3.00%             CumLosses       6,143,787.80(3.00%) 6,143,787.80(3.00%) 6,143,787.80(3.00%)
                Prin Writedown    0.00(0.00%)         0.00(0.00%)         0.00(0.00%)
4.00%             CumLosses       8,191,717.07(4.00%) 8,191,717.07(4.00%) 8,191,717.07(4.00%)

3 BREAKEVEN RUNS

                                                   Libor forward - 50
                                   100%                   125%                    150%
                                                     S&P Prepay Ramp
-----------------------   ---------------------   ---------------------   --------------------
         1st $ Loss CDR              16.553 CDR              19.054 CDR             21.573 CDR
                    WAL                  5.6281                  4.5325                  3.743
           Princ Window           Apr08 - Mar34           Aug07 - Feb34          Jan07 - Mar32
Cumulative Loss to Pool    1,394,695.63 (34.82%)   7,689,978.14 (33.02%)   4,853,399.01(31.63%)

                                                      Libor forward
                                   100%                    125%                   150%
                                                     S&P Prepay Ramp
-----------------------   ---------------------   ---------------------   ---------------------
         1st $ Loss CDR              15.972 CDR              18.501 CDR              21.054 CDR
                    WAL                  5.6951                  4.5719                  3.7696
           Princ Window           May08 - Mar34           Aug07 - Mar34           Jan07 - May32
Cumulative Loss to Pool    9,561,202.89 (33.93%)   6,192,456.28 (32.29%)   3,619,094.68 (31.03%)

                                                   Libor forward +200
                                  100%                    125%                    150%
                                                     S&P Prepay Ramp
-----------------------   --------------------   ---------------------   ---------------------
         1st $ Loss CDR             13.345 CDR              15.928 CDR              18.535 CDR
                    WAL                 6.0384                  4.7883                  3.9113
           Princ Window          Aug08 - Apr34           Oct07 - Mar34           Mar07 - Feb19
Cumulative Loss to Pool    0,802,232.53(29.66%)   8,937,308.27 (28.75%)   7,445,925.62 (28.02%)

                                                  Libor forward + 400
                                   100%                   125%                    150%
                                                    S&P Prepay Ramp
-----------------------   ---------------------   --------------------   ---------------------
         1st $ Loss CDR              11.122 CDR             13.666 CDR              16.272 CDR
                    WAL                  6.4272                 5.0354                  4.0741
           Princ Window           Nov08 - Apr34          Dec07 - Mar34           Apr07 - Jul33
Cumulative Loss to Pool    2,730,551.16 (25.72%)   2,138,248.39(25.43%)   1,626,799.89 (25.18%)

M-2

                                                   Libor forward - 50
                                   100%                   125%                    150%
                                                     S&P Prepay Ramp
-----------------------   ---------------------   ---------------------   --------------------
         1st $ Loss CDR              11.666 CDR              13.293 CDR             14.941 CDR
                    WAL                  6.8571                  5.5038                 4.5293
           Princ Window           May09 - Apr34           May08 - Mar34          Sep07 - Oct33
Cumulative Loss to Pool     4,766,061.84(26.71%)    0,976,469.68(24.86%)   8,075,019.22(23.45%)

                                                      Libor forward
                                   100%                    125%                   150%
                                                     S&P Prepay Ramp
-----------------------   ---------------------   ---------------------   ---------------------
         1st $ Loss CDR              11.137 CDR              12.791 CDR              14.459 CDR
                    WAL                  6.9387                  5.5543                  4.5601
           Princ Window           May09 - Apr34           Jun08 - Mar34           Sep07 - Oct20
Cumulative Loss to Pool     2,787,221.89(25.75%)   9,393,926.52 (24.09%)   6,764,098.95 (22.81%)

                                                   Libor forward +200
                                  100%                    125%                    150%
                                                     S&P Prepay Ramp
-----------------------   --------------------   ---------------------   ---------------------
         1st $ Loss CDR              8.858 CDR               10.52 CDR              12.217 CDR
                    WAL                 7.3621                  5.8228                  4.7382
           Princ Window          Sep09 - Apr34           Aug08 - Mar34           Nov07 - Jan34
Cumulative Loss to Pool    3,804,199.38(21.37%)    1,950,099.91 (20.46%)  0,485,651.39 (19.75%)

                                                  Libor forward + 400
                                   100%                   125%                    150%
                                                    S&P Prepay Ramp
-----------------------   ---------------------   --------------------   ---------------------
         1st $ Loss CDR                7.06 CDR               8.67 CDR              10.335 CDR
                    WAL                  7.7786                 6.0979                  4.9224
           Princ Window           Jan10 - Apr34          Oct08 - Mar34           Dec07 - Jun20
Cumulative Loss to Pool    6,145,579.49 (17.63%)   5,517,740.68(17.32%)   4,973,088.85 (17.06%)

B-1

                                                   Libor forward - 50
                                   100%                   125%                    150%
                                                     S&P Prepay Ramp
-----------------------   ---------------------   ---------------------   --------------------
         1st $ Loss CDR               8.021 CDR               8.959 CDR              9.893 CDR
                    WAL                  7.9545                  6.3793                 5.2364
           Princ Window           Apr10 - Apr34           Feb09 - Mar34          Apr08 - Jan22
Cumulative Loss to Pool     0,305,405.03(19.66%)    6,545,632.61(17.83%)   3,644,629.52(16.41%)

                                                      Libor forward
                                   100%                    125%                   150%
                                                     S&P Prepay Ramp
-----------------------   ---------------------   ---------------------   ---------------------
         1st $ Loss CDR               7.552 CDR               8.502 CDR               9.461 CDR
                    WAL                  8.0549                  6.4415                  5.2749
           Princ Window           May10 - Apr34           Mar09 - Mar34           May08 - May23
Cumulative Loss to Pool     8,294,801.85(18.68%)   4,916,169.69 (17.03%)   2,333,395.90 (15.77%)

                                                      Libor forward +200
                                     100%                    125%                    150%
                                                        S&P Prepay Ramp
-----------------------      --------------------   ---------------------   ---------------------
         1st $ Loss CDR                 5.647 CDR               6.578 CDR               7.527 CDR
                    WAL                    8.5271                  6.7536                  5.4832
           Princ Window             Sep10 - Apr34           May09 - Mar34           Jun08 - Nov20
Cumulative Loss to Pool       9,734,640.68(14.50%)   7,807,070.11 (13.56%)   6,302,412.76 (12.83%)

                                                  Libor forward + 400
                                   100%                   125%                    150%
                                                    S&P Prepay Ramp
-----------------------   ---------------------   --------------------   ---------------------
         1st $ Loss CDR               4.102 CDR              4.991 CDR               5.911 CDR
                    WAL                   8.932                 7.0272                  5.6742
           Princ Window           Jan11 - Apr27          Aug09 - Feb23           Aug08 - Mar34
Cumulative Loss to Pool    2,291,734.94 (10.87%)   1,621,462.43(10.55%)   1,051,601.15 (10.27%)

B-2

                                                   Libor forward - 50
                                   100%                   125%                    150%
                                                     S&P Prepay Ramp
-----------------------   ---------------------   ---------------------   --------------------
         1st $ Loss CDR               7.176 CDR               7.923 CDR              8.671 CDR
                    WAL                 11.0923                  8.9263                 7.3106
           Princ Window           Jun13 - Apr34           Aug11 - Mar34          May10 - Sep20
Cumulative Loss to Pool     6,656,058.08(17.88%)    2,819,770.90(16.01%)   9,902,080.65(14.58%)

                                                      Libor forward
                                   100%                    125%                   150%
                                                     S&P Prepay Ramp
-----------------------   ---------------------   ---------------------   ---------------------
         1st $ Loss CDR               6.734 CDR               7.496 CDR                8.26 CDR
                    WAL                 11.2227                   9.007                  7.3701
           Princ Window           Jul13 - Apr34           Sep11 - Oct22           May10 - Dec20
Cumulative Loss to Pool     4,698,369.88(16.92%)   1,250,343.03 (15.24%)   8,619,738.33 (13.96%)

                                                   Libor forward +200
                                  100%                    125%                    150%
                                                     S&P Prepay Ramp
-----------------------   --------------------   ---------------------   ---------------------
         1st $ Loss CDR              4.896 CDR               5.641 CDR               6.402 CDR
                    WAL                11.7727                  9.3993                  7.6481
           Princ Window          Feb14 - Apr34           Jan12 - Oct22           Aug10 - Mar34
Cumulative Loss to Pool    6,175,684.77(12.77%)   4,191,677.35 (11.80%)   2,668,114.73 (11.06%)

                                                  Libor forward + 400
                                   100%                   125%                    150%
                                                    S&P Prepay Ramp
-----------------------   ---------------------   --------------------   ---------------------
         1st $ Loss CDR               3.398 CDR              4.107 CDR               4.838 CDR
                    WAL                 12.2265                 9.7454                   7.884
           Princ Window           Jul14 - Apr34          May12 - Apr34           Nov10 - Aug24
Cumulative Loss to Pool     18,040,994.99(8.80%)   18,739,079.03(9.14%)   17,452,650.42 (8.51%)